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                                                                    EXHIBIT 99.4


THOUGHTSTAR, INC.
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED INTERIM FINANCIAL STATEMENTS
MARCH 31, 1999 AND 2000




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THOUGHTSTAR, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEETS (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

                                                   UNAUDITED
                                                 --------------
                                                 FOR THE THREE
                                                  MONTHS ENDED
                                                 MARCH 31, 2000
                                                 --------------
ASSETS
Current assets:
    Cash                                            $    64
                                                    -------
          Total current assets                           64

Property and equipment, net                             232
Other assets                                              3
                                                    -------
          Total assets                              $   299
                                                    =======


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable                                $   339
    Accrued liabilities                                  73
    Deferred revenue                                     75
    Note payable, current portion                        65
    Interest bearing advances from iManage              150
                                                    -------
          Total current liabilities                     702

Note payable, net of current portion                    196

          Total liabilities                             898
                                                    -------

Commitments

Stockholders' equity (deficit):
    Preferred stock, $0.000001 par value;
      authorized: 5,000,000 shares;
      no shares issued and outstanding                   --
    Common stock, $0.000001 par value;
      authorized: 30,000,000 shares;
      issued and outstanding: 9,428,600                  --
    Additional paid-in capital                        2,321
    Deferred stock-based compensation                  (230)
    Deficit accumulated during the
       development stage                             (2,690)
                                                    -------

          Total stockholders' equity (deficit)         (599)
                                                    -------
          Total liabilities and stockholders'
            equity (deficit)                        $   299
                                                    =======

                 The accompanying notes are an integral part of
                   the unaudited interim financial statements


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THOUGHTSTAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                   (UNAUDITED)
                                      --------------------------------------
                                                                PERIOD FROM
                                          FOR THE THREE          INCEPTION
                                           MONTHS ENDED        (FEBRUARY 5,
                                             MARCH 31,         1997) THROUGH
                                      ---------------------       MARCH 31,
                                       1999          2000           2000
                                      -------       -------       --------
Operating expenses:
    Sales and marketing               $    19       $   238       $    608
    Research and development               80           121            664
    General and administrative            106           237          1,307
    Stock-based compensation               10            15             78
                                      -------       -------       --------

        Total operating expenses          215           611          2,657
                                      -------       -------       --------

Loss from operations                     (215)         (611)        (2,657)
Interest income                            --            --
Interest expense                           (5)           (8)           (40)
Other income                               --            --              7
                                      -------       -------       --------
Net loss                              $  (220)      $  (619)      $ (2,690)
                                      =======       =======       ========


                 The accompanying notes are an integral part of
                   the unaudited interim financial statements


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THOUGHTSTAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                  (UNAUDITED)
                                                     --------------------------------------
                                                                               PERIOD FROM
                                                         FOR THE THREE          INCEPTION
                                                          MONTHS ENDED        (FEBRUARY 5,
                                                            MARCH 31,         1997) THROUGH
                                                     ---------------------       MARCH 31,
                                                      1999          2000           2000
                                                     -------       -------       --------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                            $  (220)      $  (619)      $ (2,690)
Adjustments to reconcile net loss to
net cash used in operating activities:
      Depreciation and amortization                      18            22            128
      Amortization of deferred stock-based
        compensation                                     10            15             78
      Consulting services performed as
        payment of related party receivable              --            --              1
      Changes in operating assets and liabilities:
        Other assets                                      2            --             --
        Accounts payable                                  3            26            339
        Accrued liabilities                               9            19             72
        Deferred revenue                                 --            25             75
                                                     -------       -------       --------
            Net cash used in operating activities      (178)         (512)        (1,997)

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                 (23)          (55)          (238)
    Proceeds from related party note receivable          --            --              1
    Issuance of related party note receivable            --            --             (1)
                                                     -------       -------       --------
            Net cash used in investing activities        (23)          (55)          (238)

CASH FLOWS FROM FINANCING ACTIVITIES:
    Issuance of common stock                              --           400            930
    Proceeds from advances from stockholder               77            --          1,107
    Proceeds from stock subscription receivable           --            --             50
    Proceeds from advances from related party             --           150            150
    Repayment of advances from stockholder               (80)          (40)          (251)
    Capital contributed                                   --           105            105
    Proceeds from notes payable                          250            --            262
    Repayment of notes payable                            --           (29)           (50)
    Payment of financing costs                            (4)           --             (4)
                                                     -------       -------       --------
            Net cash provided by
              financing activities                       243           586          2,299
                                                     -------       -------       --------

Net increase in cash                                      42            19             64
Cash at beginning of period                                9            45             --
                                                     -------       -------       --------

Cash at end of period                                $    51       $    64       $     64
                                                     =======       =======       ========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Cash paid for interest                           $     6       $     7       $     38
                                                     =======       =======       ========

SUPPLEMENTAL DISCLOSURES OF NONCASH
FINANCING ACTIVITIES:
    Advances from stockholder converted to equity    $    --       $   916       $    916
                                                     =======       =======       ========
    Equipment acquired under note payable            $    --       $    61       $     61
                                                     =======       =======       ========

                 The accompanying notes are an integral part of
                   the unaudited interim financial statements


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



THOUGHTSTAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

     The condensed unaudited financial statements have been prepared by Thoughtstar, Inc., a Delaware company, (the "Company"), pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures are adequate to make the information presented not misleading. These condensed unaudited financial statements should be read in conjunction with the financial statements and the notes included hereto as Exhibit 99.2 on Amendment No. 1 to Form 8-K for the years ended December 31, 1998 and 1999.

     The condensed unaudited financial statements reflect all adjustments (which include only normal, recurring adjustments) that are, in the opinion of management, necessary to state fairly the results for the periods presented. The results for such periods are not necessarily indicative of the results to be expected for the full year.

     The preparation of condensed unaudited financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed unaudited financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INTEREST BEARING ADVANCES FROM IMANAGE, INC.

     On March 23, 2000, the Company entered into a loan agreement (`the Loan') with iManage, Inc. under which $150,000 was borrowed in order to meet ongoing working capital requirements. In conjunction with entering into an Agreement and Plan of Reorganization (`the Agreement') with iManage, Inc., under which the Company agreed to be acquired by iManage, Inc., the Loan was amended under the terms of the Amended Loan agreement (`Amended Loan') enabling the Company to borrow $400,000 from iManage, Inc. The Amended Loan bore interest at Silicon Valley Bank prime plus 0.25% and was due on the earlier of 60 days after the termination of the Agreement or on the date that Thoughtstar, Inc. breached that agreement. Subsequently the Agreement was further amended to increase the amount available to be borrowed to $700,000. At March 31, 2000, the Company had borrowed $150,000 under the Loan and subsequently borrowed $888,000 until the date of acquisition.

3.   EQUITY TRANSACTIONS

     During the 3 months ended March 31, 2000, the Company's President and majority Shareholder advanced the Company $105,000 for the purposes of meeting ongoing working capital requirements. This was recorded as a capital contribution.

     During the 3 months ended March 31, 2000, the Company issued 400,000 shares of common stock for $1 per share in order to raise finance to meet ongoing capital requirements.


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